Exhibit 10.4

THIRD AMENDMENT TO
ESCROW AGREEMENT

This THIRD AMENDMENT TO ESCROW AGREEMENT (this “Amendment”) is made as of September 13, 2013 by and among the Karlsson Group, Inc., an Arizona corporation (“Lender”), Prospect Global Resources, Inc., a Nevada corporation (“Obligor”), and JPMorgan Chase Bank, N.A., a national banking association, as escrow agent (together with any successor in such capacity, the “Escrow Agent”), with respect to the following facts:

RECITALS

WHEREAS, Lender, Obligor and Escrow Agent entered into that certain Escrow Agreement dated as of April 15, 2013 (the “Original Agreement”);

WHEREAS, Lender, Obligor and Escrow Agent entered into that certain Amendment to Escrow Agreement dated as of June 26, 2013, and that certain Second Amendment to Escrow Agreement dated as of August 14, 2013, amending the Original Agreement (as amended thereby, and as hereby and hereafter amended from time to time, the “Escrow Agreement”);

WHEREAS, Lender, Obligor, and the other parties thereto entered into that certain Third Extension Agreement dated as of the date hereof (the “Third Extension”); and

WHEREAS, it is a condition to the effectiveness of the Third Extension that the parties hereto amend the Escrow Agreement.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENT

1.             Amendments.  The Escrow Agreement is hereby amended as follows:

(a)           Amendment to Schedule 1.  Schedule 1 of the Escrow Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(b)           Amendment to Schedule 2.  Schedule 2 of the Escrow Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

2.             Miscellaneous.

(a)           No Other Amendment.  Except as expressly amended in this Amendment, all provisions of the Escrow Agreement shall remain in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Escrow Agreement.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Escrow Agreement, the provisions of this Amendment shall govern.

(b)           Relation to Escrow Agreement.  This Amendment constitutes an integral part of the Escrow Agreement.  Upon the effectiveness of this Amendment, each reference in the Escrow Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Escrow Agreement, shall mean and be a reference to the Escrow Agreement as amended hereby.

(c)           Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

(d)           Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

(e)           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its principles of conflicts of law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

LENDER:

THE KARLSSON GROUP, INC.

By:	/s/ Anders Karlsson
Name: Anders Karlsson
Title: President

OBLIGOR:

PROSPECT GLOBAL RESOURCES, INC.

By:	/s/ Damon Barber
Name: Damon Barber
Title: President, CEO and Secretary

ESCROW AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sonny Lui
Name: Sonny Lui
Title: Vice President

EXHIBIT A

Schedule 1

Amount	Escrow Deposit Date
$2,000,000	Within two (2) Business Days of the June 26, 2013 Amendment

50% of the proceeds from any Qualified Financing (other than the Fall 2013 Qualified Financings (as defined in the Note)) net of any third party payments in satisfaction of transaction expenses or fees/commissions with respect to such Qualified Financing, not to exceed the Funding Expense Cap (as such terms “Qualified Financing” and “Funding Expense Cap” are defined in that certain Senior First Priority Secured Promissory Note dated August 1, 2012 issued by Prospect Global Resources, Inc., a Delaware corporation, in favor of Lender, as amended by that certain Amendment to Senior First Priority Secured Promissory Note dated as of April 15, 2013, that certain Second Amendment to Senior First Priority Secured Promissory Note dated as of June 26, 2013, that certain Third Amendment to Senior First Priority Secured Promissory Note dated as of September 9, 2013, and that certain Fourth Amendment to Senior First Priority Secured Promissory Note dated as of September 13, 2013 (the “Note”)). For the avoidance of doubt, Obligor shall only be obligated to deposit up to $12,000,000 on or after June 26, 2013 (i.e. in addition to amounts already deposited prior to June 26, 2013) with the Escrow Agent in accordance with Section 3 of this Agreement.

Within one (1) Business Day of such Qualified Financing

From the proceeds of the Fall 2013 Qualified Financings the lesser of (i) $300,000, and (ii) 50% of the proceeds of such Qualified Financings net of any third party payments in satisfaction of transaction expenses or fees/commissions with respect to such Qualified Financings, not to exceed the Funding Expense Cap.

Within one (1) Business Day of such Qualified Financing

EXHIBIT B

Schedule 2

Approved Schedule

Category	Amount	Approved Vendors/Payees

Vendors and Consultants for: Drilling; 43-101 Resource Report; Metallurgical and Rock Mechanic testwork; a pre-feasibility study; 2013 and 2014 ASLD Permits; and Definitive Feasibility Study (as defined in the Second Amendment to the Senior First Priority Secured Promissory Note)

$12,563,000, estimated breakdown as follows:

•      $2,850,000 for expenses related to Drilling

•      $30,000 for expenses related to 43-101 Resource Report

•      $1,000,000 for expenses related to metallurgical and rock mechanic test work

•      $8,120,000 for expenses related to completion of pre-feasibility and Definitive Feasibility Study

•      $563,000 for expenses related to 2013 and 2014 ASLD permits

The parties acknowledge and agree that the breakdown set forth within this box is only an estimate and funds from any one category set forth within this box may be used in any other category set forth within this box

(i) TetraTech, (ii) North Rim, (iii) JT Boyd, (iv) Novopro, (v) drilling contractors, (vi) assaying labs,  (vii) rock mechanic testwork labs, (viii) metallurgical testwork labs, (ix) vendors and contractors performing direct ancillary, complementary or supplemental support work for any of the activities required to complete a pre-feasibility study and a Definitive Feasibility Study, (x) any other consulting, engineering, or similar firms (but, for the avoidance of doubt, excluding attorneys, law firms, accountants, or accounting firms) performing comparable, supplementary or complementary work with similar reputations and experience, as determined by Obligor in its reasonable discretion, and (xi) Arizona State Land Department (“ASLD”).

Category	Amount	Approved Vendors/Payees
Lease Payments for Mineral Leases	$500,000

The Hortenstine Group (as defined in that certain Mineral Lease dated as of July 27, 2011 by and between PAP & POP Family Ltd., a Texas limited partnership, and 3MKJ, a Texas limited partnership (collectively the “Hortenstine Group” or “Lessor”), and American West Potash, LLC, a Delaware limited liability company

Lease Payments for Mineral Leases	$500,000

AIG (as defined in that certain Potash Sharing Agreement (the “Agreement”) dated as of July 27, 2011 between American West Potash LLC, a Delaware limited liability company, and the following parties: (i) the SL Group , (ii) American General Life Insurance Company, a Texas corporation (“AIG”), and (iii) Pap and Pop Family Ltd., a Texas limited partnership, and 3MKJ LP, a Texas limited partnership

Lease Payments for Mineral Leases	$500,000

Spurlock Lucking Group (defined in that certain Mineral Lease dated as of July 27, 2011 by and between James Marlin Gale, a married man, David Glen Spurlock, a married man as his sole and separate property, Ransom Theodore Spurlock Jr., a married man, Robert H. W.W. Spurlock, a married man, Vincent Pride Spurlock, a married man and Nancy Elizabeth Winn, a married woman and Evelyn Lucking, a married woman, (collectively the “Spurlock Lucking Group” or “Lessor”), and American West Potash, LLC, a Delaware limited liability Company)